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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 31, 2001



                            URECOATS INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)



   DELAWARE                         0-20101                        13-3545304
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(State or other                   (Commission                     (IRS Employer
jurisdiction of                   File Number)                      ID Number)
incorporation)



 1239 East Newport Center Drive, Suite 101, Deerfield Beach, Florida   33442
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 (Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:          954-428-8686
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          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS
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SERIES B CONVERTIBLE PREFERRED STOCK

As previously reported on Form 8-K (Date of Report: September 30, 2001), Urecoats Industries Inc. (the "Company") issued and sold to Richard J. Kurtz, Chairman of the Board of the Company, pursuant to the Securities Purchase Agreement dated September 30, 2001 (the "9/30/01 Agreement") an aggregate of 375,245 shares of its Series B Convertible Preferred Stock (the "Series B Preferred Stock") for an aggregate purchase price of $1,876,225. The applicable purchase price was paid for by cancellation of indebtedness in the foregoing amount, represented by outstanding short-term loans bearing interest at 9% per annum from Richard J. Kurtz.

On December 31, 2001, the Board of Directors amended the original Certificate of Designation of Preferences of the Series B Preferred Stock (the "Series B Designation"), to clarify, among other things, adjustments to the conversion ratio upon the happening of certain events, which amendment is attached hereto as Exhibit 3.1.1. On January 4, 2002, the parties to the 9/30/01 Agreement amended said agreement, which amendment is attached hereto as Exhibit 10.1.1.

On December 31, 2001, the Company issued and sold an additional 124,755 shares of its Series B Preferred Stock for an aggregate purchase price of $623,775 to Richard J. Kurtz. The applicable purchase price was paid for by cancellation of indebtedness in the foregoing amount, represented by outstanding short-term loans bearing 9% interest per annum from Richard J. Kurtz. The transaction was consummated pursuant to a Securities Purchase Agreement dated December 31, 2001 (the "12/31/01 Agreement"), which is attached hereto as Exhibit 10.2.

The Series B Preferred Stock is subject to the terms and conditions of the Series B Designation, as amended. The terms of the purchases are more fully set forth in the 9/30/01 Agreement, as amended, and 12/31/01 Agreement, and the related documents previously filed and filed herewith.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     FINANCIAL STATEMENTS:

        Not applicable

     EXHIBITS:

        3.1.1   Amendment to Series B Designation dated December 31, 2001

       10.1.1   Amendment to 9/30/01 Agreement dated January 4, 2002

       10.2     Securities Purchase Agreement dated December 31, 2001





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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                URECOATS INDUSTRIES INC.
                                                      (Registrant)


Date:  January 30, 2002                         /s/ Timothy M. Kardok
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                                            By: Timothy M. Kardok
                                         Title: President






































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                                  EXHIBIT INDEX
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     EXHIBIT     DESCRIPTION
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       3.1.1     Amendment to Series B Designation dated December 31, 2001

      10.1.1     Amendment to 9/30/01 Agreement dated January 4, 2002

      10.2       Securities Purchase Agreement dated December 31, 2001










































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